EXHIBIT 21.1
SUBSIDIARIES OF THE COMPANY
     (Excludes inactive subsidiaries)

Entity Name	Jurisdiction of Formation
379 West Broadway Retail, LLC.	New York
41 Jobs Lane, LLC.	Delaware
Acqui Polo CV (Netherlands).	Netherlands
Acqui Polo Espana (Spain).	Spain
Acqui Polo GP, LLC	Delaware
Acqui Polo Limited, LLC	Delaware
Acqui Polo SAS (France).	France
Club Monaco (Hong Kong) Limited.	Hong Kong
Club Monaco Corp. (Nova Scotia).	Nova Scotia
Club Monaco S.A.M. (Monagescue).	Principality of Monaco
Club Monaco U.S., LLC.	Delaware
Consolidated Polo Retailers, Inc.	Delaware
Fashion Development Corp.	Delaware
Fashions Outlet of America, Inc.	Delaware
Fashions Outlet of Florida, LLC.	Delaware
L&S Agents Ltd.	United Kingdom
Mountain Rose (USA), LLC.	Delaware
National Polo Retailers, Inc.	Delaware
PFO Retail Management SAS (France).	France
Philadelphia Polo, Ltd., Joint Venture.	Colorado
Polo Apparel of Texas, Ltd.	Texas
Polo California, LLC.	Delaware
Polo Colorado, LLC.	Delaware
Polo DC, LLC.	Delaware
Polo Fin BV (Netherlands).	Netherlands
Polo Florida, LLC.	Delaware
Polo Georgia, LLC.	Delaware
Polo Hawaii, LLC.	Delaware
Polo Hold BV (Netherlands).	Netherlands
Polo Illinois, LLC.	Delaware
Polo International Assignments Service Corp.	Delaware
Polo Jeans Co. (Europe) Ltd. (UK).	United Kingdom
Polo Jeans Company of Texas, Inc.	Texas
Polo Management Services, Inc	Delaware
Polo Moden Gmbh (Germany).	Germany
Polo Nevada LLC.	Delaware
Polo New York, LLC.	Delaware
Polo Pennsylvania, LLC.	Delaware
Polo Players Palo Alto Company GP.	Delaware
Polo Players, Ltd GP.	Delaware
Polo Ralph Lauren Colombia Ltda.	Colombia
Polo Ralph Lauren Europe SARL (Switzerland).	Switzerland
Polo Ralph Lauren Home Collection Showroom, LLC.	Delaware
Polo Ralph Lauren Japan Corp.	Japan
Polo Ralph Lauren Korea, Ltd.	Korea
Polo Ralph Lauren Milan S.r.l. (Italy).	Italy
Polo Ralph Lauren Sourcing Company, Ltd.	Hong Kong
Polo Ralph Lauren Sourcing Italy S.r.l. (Italy).	Italy
Polo Ralph Lauren Sourcing PTE, Ltd.	Singapore
Polo Ralph Lauren UK Limited.	United Kingdom
Polo Ralph Lauren Womenswear, LLC.	Delaware
Polo Retail Europe Limited (FKA) Acqui Polo UK (UK)	United Kingdom

Entity Name	Jurisdiction of Formation
Polo Retail, LLC.	Delaware
Polo Rodeo Inc.	California
Polo Scandinavia AB (Sweden).	Sweden
Polo Soho, LLC.	Delaware
Polo UK Ltd. (FKA) Polo Factory Outlet Ltd. (UK).	United Kingdom
Polo Wings II, Inc.	Delaware
Poloco Belgium S.p.r.l. (Belgium).	Belgium
Poloco Espana SL (Spain).	Spain
Poloco Ltd. (UK).	United Kingdom
Poloco Netherlands BV (Netherlands).	Netherlands
Poloco SAS (France).	France
PRL Australia Pty Ltd.	Australia
PRL Fashions of Europe S.r.l. (Italy).	Italy
PRL Fashions, Inc.	Delaware
PRL Financial Corporation.	Delaware
PRL France SAS	France
PRL International, Inc.	Delaware
PRL Michigan, LLC.	Delaware
PRL Restaurant Concepts of Illinois, LLC.	Delaware
PRL S.R.L. Argentina.	Argentina
PRL Textil Gmbh (Austria).	Austria
PRL USA Holdings, Inc.	Delaware
PRL USA, Inc.	Delaware
R.L. Fashions of Alabama, LLC.	Delaware
R.L. Fashions of Arizona, LLC.	Delaware
R.L. Fashions of Cabazon CA, LLC.	Delaware
R.L. Fashions of Connecticut, LLC.	Delaware
R.L. Fashions of Delaware, LLC.	Delaware
R.L. Fashions of Indiana, LLC.	Delaware
R.L. Fashions of Iowa, LLC.	Delaware
R.L. Fashions of Maine, LLC.	Delaware
R.L. Fashions of Maryland, LLC.	Delaware
R.L. Fashions of Massachusetts, LLC.	Delaware
R.L. Fashions of Minnesota, LLC.	Delaware
R.L. Fashions of Mississippi, LLC.	Delaware
R.L. Fashions of Missouri, LLC.	Delaware
R.L. Fashions of Naples, LLC.	Delaware
R.L. Fashions of New Hampshire, LLC.	Delaware
R.L. Fashions of New York, LLC.	Delaware
R.L. Fashions of North Carolina, LLC.	Delaware
R.L. Fashions of Ohio, LLC.	Delaware
R.L. Fashions of Oregon, LLC.	Delaware
R.L. Fashions of South Carolina, LLC.	Delaware
R.L. Fashions of Tennessee, LLC.	Delaware
R.L. Fashions of Texas, Inc.	Delaware
R.L. Fashions of Utah, LLC.	Delaware
R.L. Fashions of Vermont, LLC.	Delaware
R.L. Fashions of Virginia, LLC.	Delaware
R.L. Fashions of Washington, LLC.	Delaware
R.L. Fashions of West Virginia, LLC.	Delaware
R.L. Fashions of Wisconsin, LLC.	Delaware
Ralph Lauren Footwear Co., Inc.	Massachusetts
Ralph Lauren Home Collection, Inc.	Delaware
Ralph Lauren Home Products Development, LLC.	Delaware
Ralph Lauren Limited.	United Kingdom
Ralph Lauren Media, LLC	Delaware
Ralph Lauren Retail Japan YK	Japan
RL Fragrances, LLC.	Delaware
RLPR, Inc.	Delaware
RLWW, Inc.	Delaware

Entity Name	Jurisdiction of Formation
Sun Apparel, Inc.	Delaware
The Polo/Lauren Company L.P.	New York
The Ralph Lauren Womenswear Company, L.P.	Delaware
Western Polo Retailers, LLC.	Delaware

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